SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K
                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

               Date of Report - April 25, 1997


                  CODORUS VALLEY BANCORP, INC.
      ----------------------------------------------------
     (Exact name of registrant as specified in its charter)



   Pennsylvania             0-15536              23-2428543
  --------------        ---------------         --------------
 (State or other       (Commission File        (IRS Employer
  jurisdiction              Number)            Identification
of incorporation)                                  Number)


          One Manchester Street
         Glen Rock, Pennsylvania                      17327
 --------------------------------------            ----------
(Address of principal executive offices)           (Zip Code)


Registrant's telephone number including area code: (717) 235-6871

                               N/A
  ------------------------------------------------------------
  (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          On April 22, 1997, the Issuer released a Press Release attached at Item 7 as Exhibit 99.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          Exhibits:

          Exhibit 99 - Press Release

Item 8.   Change in Fiscal Year.

          Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CODORUS VALLEY BANCORP, INC.
                              (Registrant)


                              /s/ Larry J. Miller
                              ------------------------------
                              Larry J. Miller, President and
                              Chief Executive Officer
                              (Principal Executive Officer)

Dated: April 25, 1997

                       EXHIBIT INDEX

                                                       Page
                                                    Number in
                                                     Manually
                                                      Signed
Exhibit No.                                          Original
-----------                                         ----------

    99           Press Release                         5